9. RELATED PARTY TRANSACTIONS AND BALANCES: Schedule of Related Party Liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Tables/Schedules
Schedule of Related Party Liabilities	(d)On June 1, 2019, the Company entered into a Contract for Services (the “Contract”) with a contractor to serve as the Company’s president and chief executive officer. The contractor is responsible for providing technical oversight and guidance, establishing corporate goals and objectives and setting and implementing corporate strategies. Pursuant to the Contract: •The contractor will receive a fee of $12,500 per month and a rent allowance of €4,000 for the first four months; •If the Company is substantially sold or has a change of control (as defined), the contractor will receive a payment equal to two years of fees; and •The contract remains effective until terminated in writing by either the Company or the contractor. The Company may terminate the contract at any time without notice or payment in lieu thereof for cause or at any time without cause by providing six months’ written notice or by paying the contractor in lieu of notice. The contractor may terminate the contract at any time by providing the Company with three months’ written notice.

During fiscal 2022, Paul Kuhn received an additional €2,500 ($3,424) for his consulting work in Kosovo as a result of past services.

(e)On February 28, 2022, the Company settled $75,000 of this amount by issuing 1,000,000 shares (Note 8(c)).

(f)This amount relates to PorMining paying Paul Kuhn for his technical services consulting in excess of the Contract (defined above in Note 9(d)). Such amount will be used to offset and reduce the Company's monthly fee payable to Paul Kuhn per the Contract.